SCHEDULE 14A

Information Required in Proxy Statement

REG. 240.14a-101

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒                            Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

SPARK NETWORKS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

SPARK NETWORKS PLC

8383 WILSHIRE BLVD., SUITE 800

BEVERLY HILLS, CALIFORNIA 90211, USA

ANNUAL GENERAL MEETING

November 21, 2006 at 5:00 pm (London Time)

RE:	NOTICE OF EXTENSION OF VOTING DEADLINE FOR HOLDERS OF AMERICAN DEPOSITARY SHARES AND GLOBAL DEPOSITARY SHARES

Dear Holders of American Depositary Shares and Global Depositary Shares:

The purpose of this letter is to inform you that the deadline to return your Voting Instruction Card for the 2006 Annual General Meeting of Spark Networks plc (the “Company”) has been extended from November 14, 2006 to November 17, 2006 at 12 pm Eastern Standard Time (U.S.).

This Notice of Extension should be read in conjunction with the Notice of Annual General Meeting and Proxy Statement dated October 26, 2006 that have been mailed to you. In order for a Voting Instruction Form for holders of the Company’s American Depositary Shares and Global Depositary Shares to be valid, the Voting Instruction Form should be completed and returned as soon as possible, but in any event so as to be received by the Company’s depositary, The Bank of New York, 101 Barclay Street, Attn: Proxy Department, A-Level, New York, NY 10286, USA by no later than 12 pm Eastern Standard Time (U.S.) on November 17, 2006.